                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                              HOMESERVICES.COM INC.
                        PURSUANT TO THE OFFER TO PURCHASE
                              DATED AUGUST 27, 2001
                                       OF
                             HMSV ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF

                       MIDAMERICAN ENERGY HOLDINGS COMPANY

--------------------------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
    CITY TIME, ON MONDAY, SEPTEMBER 24, 2001, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                     COMPUTERSHARE TRUST COMPANY OF NEW YORK

                                   BY OVERNIGHT DELIVERY
       BY HAND DELIVERY TO:           OR EXPRESS MAIL:                 BY MAIL:
          Wall Street Plaza           Wall Street Plaza          Wall Street Station
    88 Pine Street, 19th Floor   88 Pine Street, 19th Floor         P.O. Box 1010
         New York, NY 10005          New York, NY 10005         New York, NY 10268-1010

                           BY FACSIMILE TRANSMISSION:
                        (for Eligible Institutions only)
                                 (212) 701-7636
                   CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE:
                                 (212) 701-7624

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.



-----------------------------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
                  Name(s) and Address(es) of Registered Holder(s)                         Share Certificate(s)and Share(s)
  (Please fill in, if blank, as name(s) appear(s) on Share Certificate(s))        Tendered (Attach additional list  if necessary)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Total Number of
                                                                                                      Shares
                                                                                     Share       Represented by       Number of
                                                                                  Certificate         Share             Shares
                                                                                  Number(s) (1)  Certificate(s) (1)   Tendered (2)
                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------
                                                                                 Total Shares:
-----------------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Share Certificates delivered to the Depositary are being tendered hereby. See instruction 4.
-----------------------------------------------------------------------------------------------------------------------------------


     This Letter of Transmittal is to be used by stockholders of HomeServices.Com Inc. either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures described under "THE TENDER OFFER -- Section 3 -- Procedures for Tendering Shares" in the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Stockholders whose certificates evidencing Shares ("Certificates") are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described under "THE TENDER OFFER -- Section 3 -- Procedures for Tendering Shares" in the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):


Name of Tendering Institution
                              -------------------------------------------------
Account Number
              -----------------------------------------------------------------
Transaction Code Number
                       --------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name(s) of Registered Owner(s)
                              -------------------------------------------------
Window Ticket Number (if any)
                             --------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                  -----------------------------
Name of Institution that Guaranteed Delivery
                                            -----------------------------------
If delivered by Book-Entry Transfer, check box:  [ ]

Account Number
              -----------------------------------------------------------------
Transaction Code Number
                       --------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to HMSV Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of MidAmerican Energy Holdings Company, an Iowa corporation, the above described shares of common stock, par value $0.01 per share, including the associated Rights (as defined in the Offer to Purchase) (the "Shares") of HomeServices.Com Inc., a Delaware corporation (the "Company"), at $17.00 per share, net to the seller in cash without interest thereon (such amount, or any greater amount per Share paid pursuant to the Offer, being referred to herein as the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 27, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged in this Letter of Transmittal (the "Letter of Transmittal") (which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints David L. Sokol and Douglas L. Anderson as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all of the Shares (and any and all Distributions) tendered hereby and which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall, without further action, revoke all other powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent power of attorney or proxy shall be given or written consent executed (and if given or executed shall not be deemed effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under "THE TENDER OFFER --
Section 3 -- Procedures for Tendering Shares" and in the instructions hereto will constitute the undersigned's acceptance of the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid to the undersigned in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognized that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Offer Price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Offer Price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the Offer Price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 10.

Number of Shares represented by lost, destroyed or stolen
certificates:
             -------------------------

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if the check for the purchase price of Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

 Issue  [ ] check and/or  [ ] Share certificate(s) to:


 Name
     -----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
 Address
         -------------------------------------------------------------------

 ---------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

 ---------------------------------------------------------------------------
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W9 INCLUDED HEREWITH)

  [ ] Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

 ---------------------------------------------------------------------------
                                (ACCOUNT NUMBER)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

 Mail  [ ] check and/or  [ ] Share certificates to:

 Name
      ----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

----------------------------------------------------------------------------

 Address
         -------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    SIGN HERE
                    (ALSO COMPLETE SUBSTITUTE FORM W9 BELOW)

 -----------------------------------------------------------------------

 -----------------------------------------------------------------------
                         (SIGNATURE(S) OF STOCKHOLDER(S)

 Dated:          , 2001
        --------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s)
        --------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                 (PLEASE PRINT)
 Name of Firm
             ---------------------------------------------------------------
 Capacity (full title)
                      ------------------------------------------------------
                               (SEE INSTRUCTION 5)
 Address
        --------------------------------------------------------------------

 ---------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number
                               ---------------------------------------------

 Taxpayer Identification or Social Security Number
                                                  --------------------------
                                                  (SEE SUBSTITUTE FORM W9)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
         FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTY IN SPACE BELOW


 Authorized Signature
                     -------------------------------------------------------
 Name(s)
        -------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
 Title
      ---------------------------------------------------------------------
 Name of Firm
             --------------------------------------------------------------
 Address
         ------------------------------------------------------------------

 ---------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
 Area Code and Telephone Number
                               --------------------------------------------

 Dated:                 , 2001
        ---------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

          FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under "THE TENDER OFFER -- Section 3 -- Procedures for Tendering Shares" in the Offer to Purchase. Certificates evidencing all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares delivered by book-entry as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in "THE TENDER OFFER -- Section 1 -- Terms of the Offer; Expiration Date" in the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedure on a timely basis may tender their Shares pursuant to the guaranteed delivery procedures described under "THE TENDER OFFER -- Section 3 -- Procedures for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary (as provided in (iii) below) prior to the Expiration Date and (iii) the Certificates evidencing all physically delivered Shares in proper form for transfer by delivery (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "THE TENDER OFFER -- Section 3 -- Procedures for Tendering Shares" in the Offer to Purchase.

     The signatures on this Letter of Transmittal are related to the Shares tendered hereby.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND OTHER REQUIRED DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Certificate submitted to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by the Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.


     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) evidencing such Shares without alteration, enlargement or any change whatsoever.

     If any Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificates and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to it pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to a person other than the registered holder(s), or if Certificate(s) evidencing tendered shares are registered in the name of the person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes or exemption therefrom is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent and/or any Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Delivery Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated on the reverse hereof as the account from which such Shares were delivered.

     8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the telephone number and address set forth on the back cover page of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     9. Waiver of Conditions. Purchaser reserves the absolute right in its sole discretion to waive, in whole or in part, at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

     10. Lost, Destroyed or Stolen Share Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent, Mellon Investor Services LLC, at (800) 635-9270 (85 Challenger Road, Overpeck Center, Ridgefield Park, NJ 07660) and check the box immediately preceding the special payment/special delivery instructions and indicate the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

     Under Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct taxpayer identification number. If such stockholder is an individual, the taxpayer identification number is such stockholder's social security number. If the Depositary is not provided with the correct taxpayer identification number or an adequate basis for an exemption, such stockholder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30.5% of the gross proceeds received under the Offer. To prevent backup withholding, each tendering stockholder must provide such stockholder's correct taxpayer identification number by completing the Substitute Form W-9 included herewith, certifying that the taxpayer identification number provided is correct, or that such stockholder is awaiting a taxpayer identification number, and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the stockholder that such stockholder is no longer subject to backup withholding. If a tendering stockholder is subject to backup withholding, such stockholder must cross out Item (Y) or Part 3 of the Substitute Form W-9.


     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders, other than foreign persons, should furnish their taxpayer identification number, write "Exempt" in Part 2 of the Substitute Form W-9 included herewith and sign, date and return the Substitute Form W-9 to the Depositary. In order for a foreign person to qualify as an exempt stockholder, such person must submit an appropriate and properly completed IRS Form W-8, attesting to that person's exempt status. Such a Form W-8 may be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.


     If backup withholding applies, the Depositary is required to withhold 30.5% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


     A tendering stockholder is required to give the Depositary the taxpayer identification number of the record holder of the Shares. If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder does not currently have a taxpayer identification number, but has applied for a taxpayer identification number or intends to apply for a taxpayer identification number in the near future, such stockholder should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a taxpayer identification number, (ii) write "Applied For" in the space provided in Part 1(A) of the Substitute Form W-9 and check the appropriate box in Part 1(B), and
(iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number included herewith. Note that writing "Applied For" on the Substitute Form W-9 means that the stockholder has already applied for a taxpayer identification number or that such stockholder intends to apply for one in the near future. If the box in Part 1(B) is checked, the Depositary will withhold 30.5% of payments made to the stockholder, unless the taxpayer identification number is provided by the time of payment.


             PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK
-----------------------------------------------------------------------------------------------------------
 SUBSTITUTE
 FORM W-9                  Name
 DEPARTMENT OF THE             ----------------------------------------------------------------------------
 TREASURY                                                (Please Print)
 INTERNAL REVENUE          Address
 SERVICE                        ---------------------------------------------------------------------------
                                                       (Number and Street)
 PAYER'S REQUEST
 FOR TAXPAYER              ------------------------------------------------------------------------------
 IDENTIFICATION           (City)                                  (State)                (Zip Code)
 NUMBER ("TIN")            ------------------------------------------------------------------------------
                           PART 1(A) -- PLEASE PROVIDE YOUR TIN IN THE
                           BOX AT RIGHT AND CERTIFY BY SIGNING AND       TIN:
                           DATING BELOW.                                     ----------------------------
                                                                               (Social Security Number
                                                                                   or Employer
                                                                                 Identification Number)
                           --------------------------------------------------------------------------------
                           PART 1(B) -- PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE
                           AWAITING RECEIPT OF, YOUR TIN. [  ]
                           PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE
                           (SEE INSTRUCTIONS)
                           PART 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                           (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
                           (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                           (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                           (Z) I am a U.S. person (including a U.S. resident alien).

 SIGN HERE                 Signature                                              Date
                                     --------------------------------------------     -------------------
-----------------------------------------------------------------------------------------------------------
 CERTIFICATION OF INSTRUCTIONS -- You must cross out Item (Y) or Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y).
-----------------------------------------------------------------------------------------------------------

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


 I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR
 (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER BY THE TIME OF PAYMENT, 30.5 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME PURSUANT TO THIS OFFER WILL BE WITHHELD.

 Signature                           Date                               , 2001
          -------------------------      -------------------------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     Questions or requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.


                     The Information Agent for the Offer is:


[GRAPHIC OMITTED]


                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                          (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

                       Email: proxy@mackenziepartners.com